Exhibit 99.1

4Front Ventures Corp. Announces Definitive Agreement to Acquire Island Cannabis Co.

Acquisition combines premier California brand with 4Front's state-of-the-art Commerce, California manufacturing facility

PHOENIX, March 30, 2022 /CNW/ - 4Front Ventures Corp. (CSE: FFNT) (OTCQX: FFNTF) ("4Front" or the "Company"), a vertically integrated, multi-state cannabis operator and retailer, today announced it has signed a definitive merger agreement on March 30, 2022 (the "Agreement") to acquire all of the issued and outstanding shares of common stock of Island Cannabis Co. ("Island").

"This acquisition of Island is the first step of a broader California strategy that supports our earlier decision to construct what we believe is one of the cannabis industry's largest and most efficient processing centers," said 4Front CEO Leo Gontmakher. "Island is widely recognized for its high-quality, diverse line of pre-rolls, flower and infused products, and has been remarkably successful in building a loyal following in the extremely competitive California market. Once integrated into 4Front's Commerce facility, we can reduce production costs and scale volume of the Island Cannabis Co. brand. This will accelerate Island's growth by making a respected brand even more attractive to California retailers and consumers. We are also ecstatic to have Founder and CEO, Ray Landgraf, COO, Brandon Mills, and the Island leadership team join the 4Front family. We believe our Company's success in acquiring and retaining talent to our management team is imperative to value creation."

"We are most excited about what this acquisition means for Island's customers," said Ray Landgraf, CEO of Island. "California is arguably one of the most competitive cannabis markets in the world. Leveraging 4Front's platform, operational efficiency and scale enables Island to follow through on its promise to deliver the discerning California consumer only the highest quality products and most innovative cannabis experiences."

"California is well known as a highly fragmented, competitive market with many struggling participants amid stagnation and pricing pressures," continued 4Front CEO Gontmakher. "We view ourselves as well prepared for this market, given similarities to the challenges we faced and overcame in Washington state. This is a golden opportunity for us, where we can leverage our proficiencies and expertise to pick up attractive assets at great prices that, when added to our production facility, immediately become profitable and accretive."

"We believe that our California thesis is resonating, as we continue to execute on our strategic growth plan in the state. Island is a great fit and meets all the criteria we look for in accretive M&A. Simply put, our goal in California is to emerge as one of the top high-quality cannabis producers and price leaders in the largest and most competitive marketplace in the world. The addition of Island is an exciting first step, and as we continue to expand in California, we expect to announce additional similarly accretive strategic acquisitions over the coming months."

4Front California Highlights

  170,000 sq. ft. manufacturing facility, located outside of the City of Los Angeles
  Scaled production of pre-roll, vape, concentrates, gummies, edibles, mints, gelatin capsules, and tinctures
  Precision sorting and batching and automated packaging capability
  80,000 sq. ft. of distribution and warehousing space
  25,450 sq. ft. of finished goods storage
  Over 65,000 cubic feet of dry-flower storage
  Currently producing eight of 4Front's 20 brands and 164 different SKUs
  Advanced machine and automation technologies and expert commissioning
  Produces a minimum of 10 times more product per shift than the Company's largest managed facilities in Washington
  250,000 sq. ft. of licensed mixed-light cultivation canopy throughout Santa Cruz and Monterey counties
  Distribution partnership with Nabis, a fully-licensed cannabis wholesale platform with the largest portfolio of cannabis brands in the world, supplying 100% of California's dispensaries and delivery services1
  Cost-effective wholesale solutions and services, void of overhead capital infrastructure costs

About Island Cannabis Co.
Island Global Holdings Inc. (dba Island Cannabis Co.) is a producer of pre-rolls, flower and concentrate products. Island has operations throughout California, including Santa Cruz and Monterey Counties. With a world class team devoted to the most innovative, socially responsible and sustainable cultivation practices, Island's products are known throughout California to be of the highest quality, freshness and consistency. Island products are available in over 150 stores across California.

More information about Island Cannabis Co. and its products can be found at www.island.co.

About 4Front Ventures Corp.
4Front is a national, vertically integrated multi-state cannabis operator who owns or manages operations and facilities in strategic medical and adult-use cannabis markets, including California, Illinois, Massachusetts, Michigan and Washington. Since its founding in 2011, 4Front has built a strong reputation for its high standards and low-cost cultivation and production methodologies earned through a track record of success in facility design, cultivation, genetics, growing processes, manufacturing, purchasing, distribution, and retail. To date, 4Front has successfully brought to market more than 20 different cannabis brands and over 1,800 products, which are strategically distributed through its fully owned and operated Mission dispensaries and retail outlets in its core markets. As the Company continues to drive value for its shareholders, its team is applying its decade of expertise in the sector across the cannabis industry value chain and ecosystem. For more information, visit https://4frontventures.com/ and www.4frontca.com.

Forward Looking Statements
This news release contains "forward-looking information" and "forward-looking statements" within the meaning of applicable Canadian and United States securities laws (collectively, "forward-looking information"). Forward-looking information are often, but not always, identified by the use of words such as "seek", "anticipate", "believe", "plan", "estimate", "expect", "likely" and "intend" and statements that an event or result "may", "will", "should", "could" or "might" occur or be achieved and other similar expressions. Forward-looking information in this news release includes, without limitation, statements relating to the completion of the 4Front's possible acquisition of Island (the "Acquisition"), the growth of the California consumer segment of the California cannabis market, the anticipated benefits associated with the completion of the Acquisition, the receipt of all requisite approvals to complete the Acquisition, the closing date of the Acquisition, the Company's goals following closing of the Acquisition and the Company's business and strategic plans. Forward-looking information is based on assumptions that may prove to be incorrect, including but not limited to the ability of the Company to execute its business plan, the continued growth of the medical and/or recreational cannabis markets in the countries in which the Company operates or intends to operate and Island maintaining its existing cannabis licenses. The Company considers these assumptions to be reasonable in the circumstances. However, forward-looking information is subject to business and economic risks and uncertainties and other factors that could cause actual results of operations to differ materially from those expressed or implied in the forward-looking information. Such risks include, without limitation: the failure to obtain all necessary approvals related to the Acquisition, the ability of the Company to complete the Acquisition in a timely manner or at all; the ability of the Company to integrate Island's business into its existing operations and to realize the expected benefits and synergies of the acquisition; unexpected disruptions to the operations and businesses of the Company and/or Island as a result of the war in Ukraine as well as the COVID-19 global pandemic or other disease outbreaks including a resurgence in the cases of COVID-19; engaging in activities considered illegal under United States federal law; the ability of the Company to comply with applicable government regulations in a highly regulated industry; unexpected changes in governmental policies and regulations affecting the production, distribution, manufacture or use of cannabis in the United States, or any other foreign jurisdictions in which the Company intends to operate; unexpected changes in governmental policies and regulations affecting the production, distribution, manufacture or use of adult-use recreational cannabis in the United States or Canada; any change in accounting practices or treatment affecting the consolidation of financial results; any unexpected failure of Island to renew its licenses and permits; and any unexpected failure of Island to maintain any of its commercial facilities; the Company's reliance on management.

Furthermore, forward-looking statements may include, without limitation, statements related to future developments and the business and operations of 4Front, statements regarding when or if transactions will close or required conditions to closing will be attained, statements regarding future financial performance of the Company, statements regarding commencement and completion of construction of facilities and distribution of product, the availability of financing, the accretive nature of transactions, the ability to enter into definitive agreements for funding and acquisition opportunities, the impact of the transactions on the current and future business of 4Front and other statements regarding future developments of the business. Although 4Front has attempted to identify important factors that could cause actual results, performance or achievements to differ materially from those contained in the forward-looking statements, there can be other factors that cause results, performance or achievements not to be as anticipated, estimated or intended, including, but not limited to: dependence on entering into definitive agreements and satisfying closing conditions, obtaining regulatory approvals; and engagement in activities currently considered illegal under U.S. federal laws; change in laws; limited operating history; reliance on management; requirements for additional financing; competition; hindering market growth and state adoption due to inconsistent public opinion and perception of the medical-use and adult-use marijuana industry; and regulatory or political change. Additional information concerning these and other factors is contained in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as the Company's filings that are available at www.sedar.com.

There can be no assurance that such information will prove to be accurate or that management's expectations or estimates of future developments, circumstances or results will materialize. As a result of these risks and uncertainties, the results or events predicted in these forward-looking statements may differ materially from actual results or events.

Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this news release are made as of the date of this release. 4Front disclaims any intention or obligation to update or revise such information, except as required by applicable law, and 4Front does not assume any liability for disclosure relating to any other company mentioned herein.

4Front Investor Contacts:
Andrew Thut
Chief Investment Officer
IR@4frontventures.com

Brian Pinkston
MATTIO Communications

brian@mattio.com

703-926-9159

Media Contact:
Ellen Mellody

MATTIO Communications
ellen@mattio.com

570-209-2947

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1 Source: https://nabis.com/